Supplement to the
Fidelity® High Yield Factor ETF and Fidelity® Preferred Securities & Income ETF
December 30, 2023
Prospectus
Effective October 10, 2024, Fidelity® High Yield Factor ETF will be renamed Fidelity® Enhanced High Yield ETF.
Effective October 1, 2024, the following information replaces similar information for Fidelity® High Yield Factor ETF found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.35%
AAdjusted to reflect current fees.
1 year	$36
3 years	$113
5 years	$197
10 years	$443

Effective October 1, 2024, the following information replaces similar information for Fidelity® High Yield Factor ETF found in the "Fund Management" section under the "Advisory Fee(s)" heading.
Fund	Management Fee Rate
Fidelity® High Yield Factor ETF	0.35%

The following information supplements information for Fidelity® High Yield Factor ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Rahul Bhargava (Co-Lead Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Cheng will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Lead Portfolio Manager for the fund, and Mr. Bhargava will serve as the Lead Portfolio Manager.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Rahul Bhargava is Co-Lead Portfolio Manager of Fidelity® High Yield Factor ETF, which he has managed since 2024. Since joining Fidelity Investments in 2024, Mr. Bhargava has worked as a portfolio manager. Prior to joining the firm, Mr. Bhargava served as Portfolio Manager at Jocassee Quantitative from 2021 to 2023 and Managing Director at Blackstone from 2019 to 2020.
It is expected that Mr. Cheng will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Lead Portfolio Manager for Fidelity® High Yield Factor ETF, and Mr. Bhargava will serve as the Lead Portfolio Manager.
HIE-PSTK-1024-103 1.9910129.103	October 1, 2024